                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):    March 31, 1998
                                                          ------------------

                                    RPM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Ohio                     0-5132                        34-6550857
---------------             -----------                   ----------------
(State or other             (Commission                   (I.R.S. Employer
 jurisdiction of            File Number)                Identification No.)
 incorporation)


               2628 Pearl Road, P.O. Box 777, Medina, Ohio             44258
--------------------------------------------------------------------------------
               (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:             (330) 273-5090
                                                     -------------------------

Item 5.     Other Events.
            -------------
            On March 31, 1998, RPM, Inc., an Ohio corporation (the "Company"), issued the press release filed as Exhibit 99 to this report in connection with its acquisition of The Flecto Company, a California corporation.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

     (a)    Not applicable
     (b)    Not applicable
     (c)    Exhibits.

            99       Press Release dated March 31, 1998.

                                    SIGNATURE
                                    ---------



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RPM, INC.


Date:  April 7, 1998                    By: /s/ Frank C. Sullivan
                                           -------------------------------------
                                           Frank C. Sullivan
                                           Executive Vice President
                                           and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------



            Exhibit                   Description of Exhibit
            -------                   ----------------------

            99                        Press Release dated March 31, 1998.